Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
11.	Long-Term Debt

	Year Ended December 31,
	2015 $	2014 $
Revolving credit facilities due through 2018	530,971	508,593
Term loans due through 2021	635,330	147,470
Long-term debt of Entities under Common Control	—	54,265

Total principal	1,166,301	710,328
Less: unamortized discount and debt issuance costs	(1,696)	(1,763)

Total debt	1,164,605	708,565
Less: current portion	(174,047)	(47,225)

Non-current portion of long-term debt	990,558	661,340

As at December 31, 2015, the Company had two revolving credit facilities (or the Revolvers), which, as at such date provided for aggregate borrowings of up to $545.5 million, of which $14.6 million was undrawn (December 31, 2014 - $689.1 million, of which $126.2 million was undrawn). Interest payments are based on LIBOR plus margins, which at December 31, 2015 and 2014, ranged between 0.45% and 0.60%. The total amount available under the Revolvers reduces by $91.3 million (2016), $386.9 million (2017) and $67.3 million (2018). As at December 31, 2015, the Revolvers were collateralized by 20 of the Company’s vessels, together with other related security. One of the Revolvers requires that the Company’s applicable subsidiary maintain a minimum hull coverage ratio of 105% of the total outstanding drawn balance for the facility period. As at December 31, 2015, this ratio was 138%. The vessel value used in this ratio is an appraised value prepared by the Company based on second-hand sale and purchase market data. A decline in the tanker market could negatively affect the ratio. In addition, one of the Revolvers requires the Company and certain of its subsidiaries to maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million and at least 5.0% of the Company’s total consolidated debt. One of the Revolvers is guaranteed by Teekay and contains covenants that require Teekay to maintain the greater of free cash (cash and cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $50.0 million and at least 5.0% of Teekay’s total consolidated debt which has recourse to Teekay. As at December 31, 2015, the Company and Teekay were in compliance with all of their covenants in respect of the Revolvers.

As at December 31, 2015, the Company had five term loans outstanding, which totaled $635.3 million (December 31, 2014 - $147.5 million). Interest payments on the term loans are based on a combination of fixed and variable rates where fixed rates range from 4.06% to 4.90% and variable rates are based on LIBOR plus a margin. At December 31, 2015, the margins ranged from 0.30% to 2.80% (December 31, 2014 - 0.30% to 1.00%). The term loan repayments are made in quarterly or semi-annual payments and four of the term loans have balloon or bullet repayments due at maturity in 2017, 2018 and 2021. The term loans are collateralized by first-priority mortgages on 23 of the Company’s vessels, together with certain other related security. Four of the term loans require that certain specified subsidiaries of the Company maintain minimum hull coverage ratios of 120%, 130% and 135% of the total outstanding balance for the facility period. As at December 31, 2015, the loan-to-value ratios ranged from 174% to 1,077%. The vessel values used in these ratios are appraised values prepared by the Company based on second-hand sale and purchase market data. A decline in the tanker market could negatively affect the ratios. Two of the term loans are guaranteed by Teekay and contain covenants that require Teekay to maintain the greater of (a) free cash (cash and cash equivalents) of at least $100.0 million and (b) an aggregate of free cash and undrawn committed revolving credit lines with at least six months to maturity of at least 7.5% of Teekay’s total consolidated debt which has recourse to Teekay. One of the term loans is also guaranteed by Teekay and contains covenants that require Teekay to maintain the greater of (a) free cash (cash and cash equivalents) of at least $50.0 million and (b) an aggregate of free cash and undrawn committed revolving credit lines with at least six months to maturity of at least 5.0% of Teekay’s total consolidated debt which has recourse to Teekay. In addition, two of the term loans require the Company and certain of its subsidiaries to maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million and at least 5.0% of the Company’s total consolidated debt. As at December 31, 2015, the Company and Teekay were in compliance with all of their covenants in respect of these term loans.

The Company and wholly-owned subsidiaries of Teekay LNG Partner L.P., a controlled subsidiary of Teekay, are borrowers under one term loan arrangement. Under this arrangement, each of the borrowers is obligated on a joint and several basis. For accounting purposes, obligations resulting from long-term debt joint and several liability arrangements are measured at the sum of the amount the Company agreed to pay, on the basis of its arrangement with its co-obligor, and any additional amount the Company expects to pay on behalf of its co-obligor. As of December 31, 2015, the term loan arrangement had an outstanding balance of $173.9 million, of which $85.6 million was the Company’s share. The Company does not expect to pay any amount on behalf of its co-obligors. Teekay has agreed to indemnify the Company in respect of any losses and expenses arising from any breach by the co-obligors of the terms and conditions of the term loan.

As at December 31, 2014, the Entities under Common Control had $54.3 million of long-term debt which was assumed by the Company on the dates of the respective acquisitions of the two vessels as part of the 2015 Acquired Business (see note 3). These assumed credit facilities are included, to the extent then outstanding, in the information above as of December 31, 2015.

The weighted-average effective interest rate on the Company’s long-term debt as at December 31, 2015 was 1.6% (December 31, 2014 – 1.1%). This rate does not reflect the effect of the Company’s interest rate swap agreements (see note 12).

In January 2016, the Company entered into a new $894.4 million long-term debt facility, consisting of both a term loan and a revolving credit facility, which is scheduled to mature in January 2021, of which $845.8 million was used to repay the Company’s two bridge loan facilities, which matured in late January 2016, and the Company’s main corporate revolving credit facility, which was scheduled to mature in 2017.

The aggregate annual long-term principal repayments required to be made by the Company under the Revolvers and term loans subsequent to December 31, 2015, including the impact of the debt refinancing completed in January 2016, are $174.7 million (2016), $214.9 million (2017), $190.9 million (2018), $122.6 million (2019), $110.0 million (2020) and $353.2 million (thereafter).